US FOODS

KEEPING KITCHENS COOKING.™

Confit de Canard
Tartare de boeuf

Q4 2013 Performance Update A Taste of What’s Cooking at US Foods March 2014

While the information provided herein is believed to be accurate and reliable, US Foods (“US Foods”) does not make any representations or
warranties, express or implied, as to the accuracy or completeness of such information or as to future results.   No representation or warranty is
made that any of the projections presented herein will be realized.
Forward-looking statements notice
This presentation and related comments by our management may include “forward-looking statements.” Our use of the words “expect,”
“anticipate,” “possible,” “potential,” “target,” “believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,”
“positioned” or similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to remain profitable during times of cost inflation, commodity volatility, and other factors; competition in the industry and our ability to compete successfully; our reliance on third-party suppliers, including the impact of any interruption of supplies or increases in product costs; shortages of fuel and increases or volatility in fuel costs; any declines in the consumption of food prepared away from home, including as a result of changes in the economy or other factors affecting consumer confidence; costs and risks associated with labor relations and the availability of qualified labor;
any change in our relationships with GPOs; our ability to increase sales to independent customers; changes in industry pricing practices;
changes in cost structure of competitors; costs and risks associated with government laws and regulations, including environmental, health, and safety, food safety, transportation, labor and employment, laws and regulations, and changes in existing laws or regulations; technology disruptions and our ability to implement new technologies; product liability claims relating to products that we distribute; our ability to maintain a good reputation; costs and risks associated with litigation; our ability to manage future expenses and liabilities with respect to our retirement benefits; our ability to successfully integrate future acquisitions; our ability to achieve the benefits that we expect to achieve from our cost savings programs; risks relating to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt, increases in interest rates, and our proposed acquisition by Sysco. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the fiscal year ended
December 28, 2013.
All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation.

FOOD. FOOD PEOPLE. EASY.
Non-GAAP financial measures
This presentation contains unaudited non-GAAP financial measures, including Reported EBITDA, Adjusted EBITDA, Consolidated EBITDA,
Debt Coverage Ratio, Interest Coverage Ratio, Adjusted Operating Expenses and Adjusted Gross Profit. Management believes these non-
GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing the performance of the
Company. Our management uses these non-GAAP financial measures to evaluate the Company’s historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees.  Accordingly, the Company believes these non-GAAP financial measures are useful in allowing for a better understanding of the Company's core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under U.S.
GAAP, and there are limitations associated with their use. The Company's calculation of these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result the use of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as Net income or Net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to U.S. GAAP measures and should not be considered as a substitute for net income (loss)
from continuing operations, operating profit or any other performance measures derived in accordance with GAAP, nor are they a substitute for cash flow from operating activities as a measure of our liquidity.
Management uses Adjusted EBITDA Margin and Consolidated EBITDA Margin to focus on year-over-year changes in the Company’s business and believes this information is also helpful to investors. The Company uses Adjusted EBITDA in these EBITDA-related margin measures because it believes its investors are familiar with Adjusted EBITDA and that consistency in presentation of EBITDA-related measures is helpful to investors. Management also uses Debt Coverage Ratios and Interest Coverage Ratios to focus management on year-
over-year changes in the Company’s leverage and believes this information is also helpful to investors. The Company cautions investors that these non-GAAP financial measures presented also are intended to supplement the Company’s GAAP results and are not a substitute for such results. Additionally, the Company cautions investors that the non-GAAP financial measures used by the Company may differ from the non-GAAP measures used by other companies.

3 Agenda • Business Highlights • Quarterly Financial Update • Closing Comments • Appendix

4 Agenda • Business Highlights • Quarterly Financial Update • Closing Comments • Appendix

Business Highlights
• Q4 sales increased 2.1%, and units increased 1.1%
• Organic units increased 0.9%
• Acquisition units added 0.2%
1
• Q4 results
• Net income/(loss) was ($1) million
• Adjusted EBITDA was $246 million
2
• Business transformation focused on differentiation and innovation
• Category Management and Merchandising
• Sales Force Effectiveness
• Sysco merger announcement
• Deal is expected to close in Q3 2014
Note: (1)  Includes 2013 Acquisitions and part of Q4 2012 Acquisition unit volume
(2)  Reconciliation of this non-GAAP measure is provided in the appendix.

6 Agenda • Business Highlights • Quarterly Financial Update • Closing Comments • Appendix

Q4 Financial Performance
Notes: (1) Reconciliations of these non-GAAP measures are provided in the appendix.
(2) Represents Adjusted EBITDA as a percentage of Net Sales.
Individual components may not add to total presented due to rounding.
$ IN MILLIONS Q4 2013 Q4 2012 B/(W) Y-O-Y CHANGE
NET SALES $5,547 $5,435 2.1%
GROSS PROFIT $972 $948 +$24
ADJUSTED GROSS PROFIT
1
$977 $942 +$35
% OF NET SALES 17.6% 17.3% +28 bps
OPERATING EXPENSES $863 $850 ($13)
ADJUSTED OPERATING EXPENSES
1
$730 $715 ($15)
% OF NET SALES 13.2% 13.1% (4bps)
NET INCOME/(LOSS) ($1) ($51) +$50
ADJUSTED EBITDA
1
$246 $228 +$19
ADJUSTED EBITDA MARGIN
2
4.4% 4.2% + 25bps

Q4 Last Twelve Month Financial Performance
Notes: (1) Reconciliations of these non-GAAP measures are provided in the appendix.
(2) Represents Adjusted EBITDA or Consolidated EBITDA as a percentage of Net Sales.
(3) Consolidated EBITDA includes Adjusted EBITDA plus $50 million for cost saving actions taken by the Company as specified under the Company’s debt agreements.
Individual components may not add to total presented due to rounding.
$ IN MILLIONS LTM Q4 2013 LTM Q4 2012 B/(W) Y-O-Y CHANGE
NET SALES $22,297 $21,665 2.9%
GROSS PROFIT $3,823 $3,693 +$130
ADJUSTED GROSS PROFIT
1
$3,835 $3,706 +$129
% OF NET SALES 17.2% 17.1% + 9bps
OPERATING EXPENSES $3,502 $3,359 ($143)
ADJUSTED OPERATING EXPENSES
1
$2,990 $2,865 ($125)
% OF NET SALES 13.4% 13.2% (19bps)
NET INCOME/(LOSS) ($57) ($51) +$6
ADJUSTED EBITDA $845 $841 +$4
ADJUSTED EBITDA MARGIN
2
3.8% 3.9% (9) bps
CONSOLIDATED EBITDA
3
$895
CONSOLIDATED EBITDA MARGIN
2
4.0%

Quarterly Cash Flow
Note: Individual components may not add to total presented due to rounding.
$ IN MILLIONS Q1 2013 Q2 2013 Q3 2013 Q4 2013 LTM
Cash from Operating Activities ($10) $120 $5 $208  $322
Capital Expenditures, net of Proceeds ($51) ($35) ($34) ($56) ($176)
Acquisitions, net - - - ($11) ($11)
Cash Used in Financing Activities ($32) ($31) ($36) ($98) ($197)
Net Cash Change ($93) $54 ($66) $43 ($62)
Beginning Cash $242 $149 $203 $137 $242
Ending Cash $149 $203 $137 $180 $180

1.3x
Capital Structure & Credit Statistics
1.3x
Q4 2013 Financial Performance
Debt /LTM
As of Consolidated
$ IN MILLIONS 12/28/2013 EBITDA
ABL Revolver (2016) $20
ABS Facility (2015) $686
CMBS Facility (2017) $472
Term Loan (2019) $2,095
Other Debt (2018 - 2031) $129
Total Senior Secured Debt $3,402 3.8x
Senior Notes (2019) $1,350
Total Debt
1
$4,752 5.3x
Less: Restricted Cash ($7)
Less: Cash and Cash Equivalents ($180)
Net Debt $4,565 5.1x
Credit Statistics
Debt Coverage Interest Coverage
Ratio²
Ratio³
5.1x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
At Close
7/2/2007
12/28/2013
8.2x
1.3x
2.9x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
At Close
7/2/2007
12/28/2013
Notes:
(1) Total Debt includes $4,770 million of US GAAP debt as of December 28, 2013 less $18 million of unamortized premium on senior notes.
(2) Debt coverage ratio equals net debt divided by Consolidated EBITDA over last 12 months.
(3) Interest coverage ratio equals Consolidated EBITDA over last 12 months divided by net interest expense over last 12 months.

We have $967 million of available liquidity.
Liquidity
As of
$ IN MILLIONS 12/28/2013
Borrowing Availability:
ABL Revolver (2016) $787
Total Cash & Cash Equivalents $180
Total Cash and Borrowing Availability
$967

12 Agenda • Business Highlights • Quarterly Financial Update • Closing Comments • Appendix

13 Agenda • Business Highlights • Quarterly Financial Update • Closing Comments • Appendix

Non-GAAP Reconciliations
Management believes these non-GAAP financial measures provide meaningful supplemental information regarding our operating performance because they exclude amounts that our management and our board of directors do not consider part of core operating results when assessing the performance of the Company. Our management uses these non-GAAP financial measures to evaluate the Company’s historical financial performance, establish future operating and capital budgets and determine variable compensation for management and employees.  Accordingly, the Company believes these non-GAAP financial measures are useful in allowing for a better understanding of the Company's core operations.
While management believes that these non-GAAP financial measures provide useful information, they are not operating measures under U.S. GAAP, and there are limitations associated with their use. The Company's calculation of these non-GAAP financial measures may not be completely comparable to similarly titled measures of other companies due to potential differences between companies in their method of calculation. As a result, the use of these non-GAAP financial measures has limitations and should not be considered in isolation from, or as a substitute for, other measures such as
Net income or Net income attributable to stockholders. Due to these limitations, these non-GAAP financial measures are used as a supplement to U.S. GAAP measures.

Non-GAAP Reconciliation - Adjusted EBITDA
Quarter Ended Year Ended
(In millions)
December 28, 2013 December 29, 2012 December 28, 2013 December 29, 2012
Net loss (income) (1) $                                (51) $                        (57) $                             (51) $
Interest expense, net 73                                  85                            306                                312
Income tax provision (benefit) 36                                  42                            30                                  42
Depreciation and amortization expense 101                                94                            388                                356
EBITDA 209                                170                          667                                659
Adjustments:
Sponsor fees (1) 2                                    2                               10                                  10
Restructuring and tangible asset impairment charges (2) 3                                    -                           8                                    9
Share-based compensation expense (3) (1)                                   1                               8                                    4
LIFO reserve change (4) 5                                    (5)                             12                                  13
Loss on extinguishment of debt (5) -                                 21                            42                                  31
Pension settlement (6) 2                                    18                            2                                    18
Business transformation costs (7) 17                                  19                            61                                  75
Other (8) 9                                    2                               35                                  21
Adjusted EBITDA 246 $                            228 $                       845 $                            841 $
Notes:
(1)   Consists of management fees paid to the Sponsors.
(2)   Consists primarily  of facility closing, severance and related costs, and tangible asset impairment charges.
(3)   Represents costs recorded for USF Holding Corp. share option awards, restricted shares, and restricted stock units vested.
(4)   Consists of changes in the LIFO reserve.
(5)   Includes fees paid to debt holders, third party costs, early redemption premiums, and write-off of unamortized debt issuance costs.
(6)   Consists of charges resulting from lump-sum payment settlements to retirees and former employees participating in several Company sponsored pension plans.
(7)   Consists primarily of costs related to functionalization and significant process  and systems redesign.
(8)   Other includes gains, losses, or charges, including  $3.5 million of 2013 direct and incremental costs related to the Sysco merger, as specified under the Company’s debt agreements.
Individual components may not add to total presented due to rounding.

Non-GAAP Reconciliation - Adjusted Gross Profit
and Adjusted Operating Expense
Notes: (1) Consists of changes in the LIFO reserve.
(2) Consists of management fees paid to the Sponsors.
(3) Consists primarily of facility closing, severance and related costs, and tangible asset impairment charges.
(4) Represents costs recorded for USF Holding Corp. share option awards, restricted shares, and restricted stock units vested.
(5) Consists of charges resulting from lump-sum payment settlements to retirees and former employees participating in several Company sponsored pension plans.
(6) Consists primarily of costs related to functionalization and significant process  and systems redesign.
(7) Other includes gains, losses or charges, including $3.5 million of 2013 direct and incremental costs related to the Sysco merger, as specified under the Company’s debt agreements.
Individual components may not add to total presented due to rounding.
Quarter Ended Year Ended
(In millions)
December 28, 2013 December 29, 2012 December 28, 2013 December 29, 2012
Gross Profit 972 $                            948 $                       3,823 $                         3,693 $
LIFO reserve change (1) 5                                    (5)                             12                                  13
Adjusted Gross Profit 977 $                            942 $                       3,835 $                         3,706 $
Net sales 5,547 $                         5,435 $                  22,297 $                       21,665 $
Operating Expenses 863 $                            850 $                       3,502 $                         3,359 $
Adjustments:
Depreciation and amortization expense (101)                              (94)                           (388)                              (356)
Sponsor fees (2) (2)                                   (2)                             (10)                                 (10)
Restructuring and tangible asset impairment charges (3) (3)                                   -                           (8)                                   (9)
Share-based compensation expense (4) 1                                    (1)                             (8)                                   (4)
Pension settlement (5) (2)                                   (18)                           (2)                                   (18)
Business transformation costs (6) (17)                                 (19)                           (61)                                 (75)
Other (7) (9)                                   (2)                             (35)                                 (21)
Adjusted Operating Expenses 730 $                            715 $                       2,990 $                         2,865 $